UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2008

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iMergent, Inc.

(Exact name of registrant as specified in charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue, Orem, Utah, 84097

 (Address of principal executive offices)

(801) 227-0004

 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On March 31, 2008, iMergent, Inc. (the “Company”) mailed invitations to potential customers in Orange County, California providing the invitees with the opportunity to attend a preview seminar held by the Company in California . The Company has scheduled two preview seminars to be held in the middle of April. The Company has scheduled a workshop to be held the end of April.

The preview seminars are being conducted under the previously announced “Express” business model. At the preview seminars, attendees will be invited to purchase the StoresOnline Express software offered by the Company.  The purchase price of the software offered at the preview seminar will be $50.

Customers who purchase the StoresOnline Express software at the preview seminars will be invited to attend the workshop.  At the workshop, only people who attended the preview seminar and who purchased the StoresOnline Express software will be offered the opportunity to upgrade to the StoresOnline Pro software. There is no obligation for customers to upgrade from the fully-functioning StoresOnline Express software.

The Company has notified the Attorney General of the State of California and the District Attorney of Ventura County (collectively, the “State”) of the intent to hold these seminars. A copy of the letter formally notifying the State is available for review on the Company’s web site at http://phx.corporate-ir.net/phoenix.zhtml?c=82078&p=irol-sec

The Company believes that the “Express” business model does not violate either the California Seller Assisted Marketing Plans Act (“SAMP Act”)  or the Ventura County Superior Court preliminary injunction against the Company in the case entitled People of the State of California v. iMergent, Inc., et al., Case No. 56-2007-287557-CU-MC-VTA (the “Preliminary Injunction”).  The Preliminary Injunction requires the Company to register under the SAMP Act in order to engage in sales in which the initial required consideration is in excess of $500.

The only initial required consideration to purchase from the Company is the StoresOnline Express software which is below the $500 threshold. The StoresOnline Express software is a required prerequisite to the purchase of an upgrade to StoresOnline Pro. Consequently, the Company believes that the “Express” business model does not violate the SAMP Act or the Preliminary Injunction.

The State has notified the Company that the failure to object to the holding of the Seminars or the failure to take any affirmative action shall not be deemed to be either tacit or actual agreement with the position of the Company that the “Express” business model violates neither the Preliminary Injunction nor the SAMP Act.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description
99.1	Press release entitled “iMergent Provides Company Update”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: April 1, 2008	By:	/s/ ROBERT LEWIS
Robert Lewis
Chief Financial Officer

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